UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2020 (May 11, 2020)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro, Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by Summit Wireless Technologies, Inc. (the “Company”) on April 24, 2020 with the U.S. Securities and Exchange Commission (the “SEC”), on April 23, 2020, the Company closed an underwritten public offering for gross proceeds of approximately $6,500,000, before deducting underwriting discounts and commissions and estimated offering expenses (the “Offering”).

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on November 21, 2019, the Company received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) on November 18, 2019 that the Company was not in compliance with Nasdaq Listing Rule 5550(b), which requires listed companies to maintain a minimum stockholders’ equity of at least $2,500,000 (the “Stockholders’ Equity Requirement”). On January 2, 2020, the Company submitted to Nasdaq a plan to regain compliance with the Stockholders’ Equity Requirement (the “Compliance Plan”). On March 23, 2020, the Company received another notice from Nasdaq that it had accepted the Compliance Plan and granted the Company an extension period pursuant to which the Company must regain compliance with the Stockholders’ Equity Requirement. Among other things, the terms of such extension included that the Company must complete an equity raise on or before May 18, 2020 and must describe the completed transaction that enabled the Company to satisfy the Stockholders’ Equity Requirement.

The Company believes that, as of the date of this report, it has regained compliance with the Stockholders’ Equity Requirement as a result of the closing of the Offering described in Item 1.01 of this Current Report on Form 8-K. Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement and, if at the time of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, the Company does not evidence compliance with the Stockholders’ Equity Requirement, it may be subject to delisting from the Nasdaq Capital Market, which it would have the right to appeal to a Nasdaq Hearings Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Executive Officer